                                                                   EXHIBIT 10.29


               Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

                              One Financial Center
                           Boston, Massachusetts 02111

Daniel O. Gaquin                                                617 542 6000
                                                                617 542 2241 fax
Direct dial 617 348 1874
dgaquin@mintz.com

                                         February 15, 2000

     BY OVERNIGHT MAIL
     Jason Karp, Assistant Vice President
     Regulatory and Legal
     NET 2000 COMMUNICATIONS
     2180 Fox Mill Road
     Herndon, VA 20171

             Re:    Philadelphia Switch Site Lease
                    401 North Broad Street, Philadelphia, PA

     Dear Jason:

             Enclosed are the following:

             1. Four (4) execution counterparts of the proposed switch site lease at 401 North Broad St., Philadelphia;

             2. Four (4) execution counterparts of a Memorandum of Lease Agreement;

             3. Proposed cover letter for your execution which details the agreement on post-signing matters;

             4.     Marked Master Lease SNDA; and

             5.     Nortel Consent and Subordination Agreement.

             Also, a current lease Plan should be attached to the Leases as Exhibit A.

             We have revised the term and rent commencement dates from February 1 to March 1 and also deleted the reference to ground rents in the Operating Costs by handwritten changes on pages 1, 2 and 3. These changes should be initialed by Net 2000's signer.





                        Boston Washington Reston New York

MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.


Jason Karp
February 15, 2000
Page 2


             Also, note that the Leases should be accompanied by a check for the Security Deposit and the first month's rent.

             Please call me with any questions or comments.

                                                  Sincerely,


                                                  /s/ DANIEL O. GAQUIN

                                                  Daniel O. Gaquin

DOG/jd
Enclosures
cc:          Troy A. Giammarco (w/enc.) (by overnight mail)
             Douglas B. McLaughlin, Esq. (w/enc.)

                  [NET 2000 COMMUNICATIONS REAL ESTATE, INC.]



                                             February 15, 2000


Callowhill Management, Inc.
401 North Broad St.
Philadelphia, PA 19108

     RE:     Lease between Callowhill Management, Inc. and
             Net 2000 Communications Real Estate, Inc.;
             401 North Broad St., Philadelphia, PA

Gentlemen:

     Enclosed are (i) four (4) counterparts of the proposed Lease between Callowhill Management, Inc. as Landlord, and Net 2000 Communications Real Estate, Inc. ("Net 2000"), as Tenant, for space at 401 North Broad Street, Philadelphia, all of which have been signed on behalf of Net 2000, (ii) four (4) counterparts of a Memorandum of Lease Agreement for recording purposes, and
(iii) a check for $127,383.33, covering the rent for the first month of the Term and the Security Deposit.

     Please note that we have made handwritten changes on pages 1, 2 and 3, which should be initialed by the Landlord. Also, a plan of the demised premises must attached as Exhibit A.

     As previously agreed with Troy Giammarco, the enclosed Leases are being delivered to you for execution by the Landlord on the following understanding and agreed:

     1) The Landlord will obtain from the Master Lessor a Subordination and Non-Disturbance Agreement in the form of the marked-up version which is enclosed herewith;

     2) The Landlord will use its best efforts to obtain a subordination and non-disturbance agreement from the existing fee mortgagee in a form mutually acceptable to such mortgagee and Net 2000;

     3) The Landlord agrees to sign a Consent and Subordination Agreement with Nortel Networks. Inc., or any successor to Nortel, in substantially the form of the version enclosed herewith;

     4) Following the signing of the Lease, the Landlord will cooperate with Net 2000 to make reasonable changes to the Lease to correct language conflicts which may have resulted from the addition of suggested revisions by Net 2000 without the corresponding deletion of conflicting language; and

     5) Net 2000 will be given immediate access to the premises for the purposes of preparing the premises for its occupancy, and that prior to the commencement date of the Lease, such occupancy shall be upon all of the terms and conditions of the Lease, except for the payment of rent and other charges.

     Would you please countersign this letter and return it together with two (2) fully executed counterparts of the Lease and the Memorandum of Lease Agreement. Thank you for your cooperation.



                                                  Very truly yours,

                                                  /s/ JASON KARP

                                                  Jason Karp


The terms of this letter are hereby acknowledged and agreed to by the Landlord, Callowhill Management, Inc.


Callowhill Management, Inc.




By: ___________________

                         MEMORANDUM OF LEASE AGREEMENT


           NAME AND ADDRESS
           OF LANDLORD:               CALLOWHILL MANAGEMENT, INC.
                                      401 North Broad Street
                                      Philadelphia, Pennsylvania 9108


           NAME AND ADDRESS
           OF TENANT:                 NET2000 COMMUNICATIONS REAL ESTATE, INC.
                                      2180 Fox Hill Road
                                      Herndon, Virginia 20171


           DATE OF LEASE:             December 15, 1999


           DESCRIPTION OF THE
           LEASED PREMISES:           23,000 square feet of space on the second
                                      floor and 1,800 square feet of space on
                                      the track level of the building located
                                      on the property at 401 North Broad Street, Philadelphia, Pennsylvania, which property is more particularly described in Exhibit
                                      A hereto.


           TERM OF LEASE:             Fifteen (15) years commencing on March 1,
                                      2000 and expiring at midnight on February
                                      28, 2015.


       Landlord and Tenant are entering into this Memorandum of Lease Agreement pursuant to the provisions of the Act of General Assembly of Pennsylvania of June 2, 1959, P.L. 454.

       This Memorandum of Lease Agreement is intended for recording purposes only and does not supercede, diminish, add to or change the terms of the Lease referred to herein.

       The parties hereto do hereby agree that this Memorandum of Lease Agreement shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania and shall be binding upon and inure to the benefit of the parties herein, their heirs, personal representatives, successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the ______ day of February, 2000.



                                                LANDLORD:

                                                CALLOWHILL MANAGEMENT, INC.



                                                By:
                                                    -------------------------
                                                    Name:
                                                    Its:

                                                TENANT:

                                                NET2000 COMMUNICATIONS REAL
                                                ESTATE, INC.


                                                By: /s/ JASON KARP
                                                    -------------------------
                                                    Name: Jason Karp
                                                    Its:  Asst. VP Reg. & Law

                         COMMONWEALTH OF PENNSYLVANIA

County of_______________                                       ____________,2000


       Then personally appeared the above-named ____________________, ___________________ of Callowhill Management, Inc. and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Callowhill Management, Inc., before me,



                                          --------------------------------------
                                          Notary Public
                                          My commission expires:


                               STATE OF VIRGINIA

County of Fairfax                                                      2/25/2000

       Then personally appeared the above-named Jason Karp, ___________________ of Net2000 Communications Real Estate, Inc. and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Net2000 Communications Real Estate, Inc., before me,



                                          /s/ SUSAN J. KERWIN
                                          --------------------------------------
                                          Notary Public
                                          My commission expires:



                                                    Susan J. Kerwin
                                                     Notary Public
                                                Commonwealth of Virginia
                                          My Commission Expires Dec. 31, 2001

                                   EXHIBIT A

                               LEGAL DESCRIPTION

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                                                      CALLOWHILL MANAGMENT, INC.

   THIS AGREEMENT,dated the ___ day of April, 1998, between (hereinafter called "Master Lessee"), GERALD S. KAUFMAN CORP., with an office at 39 S. LaSalle Street, Suite 1010, Chicago, Illinois 60603 (hereinafter called "GSK Corp"), and NET 2000 COMMUNICATIONS REAL ESTATE, INC., a Delaware corporation, with an office at 2180 Fox Hill Road, Herndon, VA 20171, (hereinafter called "Tenant").

                                  BACKGROUND:

A. Commerce Building of Philadelphia Inc., as lessor, entered into a certain lease agreement dated September 3, 1959 (the "Master Lease") with Rose Iacovone, as lessee, covering the building located at 401 North Broad Street, Philadelphia, PA (the "Property").

B. GSK Corp. (hereinafter called "Master Lessor") is the successors-in-interest to Commerce Building of Philadelphia Inc. pursuant to an assignment of the Master Lease, and Callowhill Management Inc. is the successor in interest to Rose Iacovone and the current holder of the lessee interest in and to the Master Lease.

C. Master Lessee and Tenant have entered into a certain lease of a portion of the Property (the "Lease").

1. The Lease is and shall be subject and subordinate to the Master Lease insofar as it affects the real and personal property of which the Leased Premises forms a part, but only so long as this Agreement shall remain in full force and effect provided nothing contained in the Master Lease shall be deemed to adversely affect the rights of Tenant or increase the obligations of Tenant.

2. In the event Master Lessor takes possession of the Property and/or Leased Premises by termination of the Master Lease, or otherwise, Master Lessor agree not to affect or disturb Tenant's right to possession of the Leased Premises and any of its other rights under the Lease in the exercise of Master Lessor's rights so long as Tenant is not then in default, after applicable notice and/or grace periods, under any of the terms, covenants, or conditions of the Lease.

3. In the event that Master Lessor succeeds to the interest of Master Lessee or any other landlord under the Lease and/or to title to the Property and/or Leased Premises, Master Lessor and Tenant hereby agree after such succession to be bound to one another under all of the terms, covenants and conditions of the Lease' accordingly, from and after such event, Master Lessor and Tenant shall have the same remedies against one another for the breach of an agreement contained in the Lease as Tenant and Master Lessee had before Master Lessor succeeded to the interest of Master Lessee; provided, however, that Master Lessor shall not be:

  a) bound by any rent or additional rent which Tenant might have paid for more than the one month in advance to any prior landlord (including Master Lessee); or

  b) bound by any material amendment or modification of the Lease made without Master Lessor's written consent, which consent shall not be unreasonably withheld or delayed or provided, however, that with respect to any default of Master Lessee (or the then landlord) under the Lease which cannot be remedied within such time (but which is capable of remedy), if Master Lessor commences to cure such default within such time and thereafter diligently proceeds and continues with such efforts, Master Lessor shall have such time as is reasonably necessary to complete curing such default.

6. Master Lessor agrees to make insurance and condemnation proceeds available for restoration as provided in the Lease notwithstanding any provisions in the Master Lease or any other document to the contrary.

7. In the event the Property or any part thereof shall be taken for public purposes by condemnation or transfer in lieu thereof or the same are damaged or destroyed, the rights of the parties to any condemnation award or insurance proceeds shall be determined and controlled by the applicable provisions of the Lease.

8. Should any action or proceeding be commenced to enforce any of the provisions of this Agreement or in connection with its meaning, the prevailing party in such action shall be awarded, in addition to any other relief it may obtain, its reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs.

9. Tenant shall not be enjoined as a party/defendant in any action or proceeding which may be instituted or taken by reason of any default by Master Lessee (or the then landlord) in the performance of the terms, covenants, conditions and agreements set forth in the Master Lease.

10.

11. This Agreement shall be binding upon and shall extend to and benefit the successors and assigns of the parties hereto (and to the permitted subtenants and concessionaires or Tenant) during the term of the Lease and any extension or renewal thereof. The term "Master Lessor" when used in this Agreement shall be deemed to include any person or entity which acquires title to or the right to possession of the Property and/or Leased Premises by, through or under Master Lessor and/or the Master Lease, whether directly or indirectly.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers the day and year first above written.

                                 MASTER LESSEE:
                                 CALLOWHILL MANAGEMENT, INC.

                                 BY:
                                    -----------------------
                             ATTEST:
                                    -----------------------

                                 /s/
                                ---------------------------


                                 /s/
                                ---------------------------

STATE OF       :

               :   SS

COUNTY OF      :

       On this the ______ day of ______________, before me, the undersigned Notary Public personally appeared Gerald S. Kaufman, who acknowledged himself to be the President of Gerard S. Kaufman Corp. and that he as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his name as President.

     Witness my hand and official seal.


     -----------------------------------
     Notary Public


STATE OF       :

               :   SS

COUNTY OF      :

       On this the ______ day of ______________, before me, the undersigned Notary Public personally appeared _________________, who acknowledged himself to be the ___________ of CALLOWHILL MANAGEMENT INC., a corporation, and that he as such ______________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as _____________.

                  LANDLORD CONSENT AND SUBORDINATION AGREEMENT

       This Landlord Consent and Subordination Agreement (this "Agreement") is executed effective as of _________, 2000, by CALLOWHILL MANAGEMENT, INC. (the "Landlord") to and for the benefit of NORTEL NETWORKS INC., both in its individual capacity and as agent for the Lenders (hereinafter defined) and as a Lender under the Credit Agreement (hereinafter defined) (in each such capacity, hereinafter called "Nortel Networks"), and the Lenders.

                                   RECITALS:

       A. Pursuant to that certain Lease dated December 15, 1999 (as amended, supplemented, restated or replaced from time to time, the "Lease") by and between the Landlord, as lessor, and NET2000 COMMUNICATIONS REAL ESTATE, L.L.C. (presently known as Net2000 Communications Real Estate, Inc.), as tenant or lessee (the "Lessee"), the Landlord leased certain real property and related interests (the "Premises"), to the Lessee, which Premises include approximately 24,800 square feet located on the second floor of the building located at 401 North Broad Street, Philadelphia, Pennsylvania, the legal description of which is attached hereto as Exhibit A.

       B. The Lessee is a wholly owned subsidiary of Net2000 Communications Group, Inc. ("NCGI").

       C. Nortel Networks and NCGI are parties to that certain Master Purchase Agreement dated as of November 2, 1998 (as amended, supplemented or restated from time to time, the "Supply Agreement") pursuant to which Nortel Networks has sold and/or will sell and NCGI has purchased and/or will purchase certain equipment and services.

       D. Nortel Networks, individually as a lender and as administrative agent for certain other lenders to be identified (collectively, including Nortel Networks and the successors and assigns of such other lenders and Nortel Networks, the "Lenders") and NCGI have entered into that certain Amended and Restated Credit Agreement dated as of July 30, 1999 (as amended, modified, supplemented, and/or restated from time to time, the "Amended Credit Agreement") pursuant to which the Lenders have agreed to make loans and perhaps provide other credit extensions to the Lessee to, among other things, finance NCGI's purchase of equipment under the Supply Agreement (the "Equipment").

       E. The Lessee has provided guarantees for such loans and liens on its assets to secure such obligations related thereto pursuant to that certain Amended and Restated Guaranty Agreement and Amended and Restated Pledge and Security Agreement, both dated as of July 30, 1999, by and between Nortel Networks and the Lessee.

       F. All amounts at any time owed or owing by NCGI to Nortel Networks under the Supply Agreement and all loans and other extensions of credit that may be made by the Lenders to NCGI pursuant to the Credit Agreement are or would be, respectively, secured by various assets, including, without limitation, the Equipment and other personal property of the Lessee and NCGI and/or Nortel Networks now or hereafter located on or about the Premises.

       G. Nortel Networks requires that this Agreement be executed by the Landlord in connection with the Supply Agreement and the Credit Agreement.

       NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord hereby covenants and agrees with Nortel Networks and the Lenders as follows (notwithstanding anything to the contrary contained in the Lease):

       1. Subordination of Liens, etc. (a) All equipment (including, without limitation, the Equipment) and other property of the Lessee and/or Nortel Networks from time to time located on or about the Premises (the "Personal Property") is and shall remain personal property of the Lessee and/or Nortel Networks (as applicable, as the Lessee and Nortel Networks may agree) and shall not become any part of the Premises regardless of the manner of the affixation thereto, and Nortel Networks and/or any Lender may at any time and from time to time enter upon and otherwise have access to the Premises to inspect, guard, maintain, prepare for sale, sell, repossess and/or remove the Personal Property from the Premises in accordance with the terms of this Agreement and/or the Lease, which sale, repossession and/or removal shall be free and clear of any lien, security interest, right or claim ("Lien") which the Landlord may now or hereafter have, such right and remedy of Nortel Networks and the Lenders being independent of any other right or remedy Nortel Networks and/or any Lender may have, and the Landlord will not in any manner hinder, interfere or prevent any of the foregoing if carried out in accordance with the terms of this Agreement. Notwithstanding the foregoing provisions of this subparagraph (a), Nortel Networks and the Lenders may not, without the prior written consent of the Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), enter upon or otherwise have access to the Premises for the foregoing purposes at any time after the expiration of the Access Period. For purposes hereof, the term "Access Period" shall mean the period of time ending on the date that is the later to occur of (i) 45 days after the initial date upon which the Lease is terminated and Nortel Networks (or any successor "Administrative Agent" under the Credit Agreement) has received written notice from the Landlord that such termination has occurred (which notice may not be given prior to the date of termination of the Lease) or (ii) the date upon which the Landlord recovers possession of the Premises from the Lessee, whether by eviction in accordance with the laws of the District of Columbia or the voluntary surrender of possession of the Premises by the Lessee to the Landlord. Nortel Networks and the Lenders agree that they will, from time to time promptly after any request by the Landlord to do so, reimburse the Landlord for any and all damages directly caused by their removal of the Personal Property from the Premises or repair such damages.

              (b) Any and all liens, security interests, rights and claims of every kind (whether contractual, statutory or otherwise) which the Landlord may now or hereafter have with respect to the Personal Property or any portion thereof (collectively, the "Landlord Liens"), and any and all rights or remedies of every kind (whether contractual, statutory or otherwise) which the Landlord may now or hereafter have to levy or distrain upon any Personal Property or any interests therein or to claim or assert title to the Personal Property or any portion thereof or to make any other claim against the Personal Property or any portion thereof, are in each case hereby expressly made and shall be subject and subordinate in every respect to any and all liens, security interests, rights and claims and rights and remedies of every kind (whether contractual, statutory or otherwise) which Nortel Networks and/or any Lender may now or hereafter have with respect to the Personal Property or any portion thereof (whether the same secure the indebtedness, liabilities and/or obligations of the Lessee under the Supply Agreement and/or the Credit Agreement or otherwise) (collectively, the "Nortel Networks Liens"), including, without limitation, any rights to seize, hold, restrain, levy upon, take possession of, sell or otherwise transfer or dispose of the Personal Property. All Nortel Networks Liens in and to any Personal Property or proceeds thereof shall in all respects be senior to and have priority over all Landlord's Liens in and to any Personal Property or proceeds thereof irrespective of the time or order of the creation or perfection of any Landlord's Liens.

              (c) If at any time the Landlord comes into possession or control of any proceeds of any Personal Property, such proceeds shall be held by the Landlord for the benefit of Nortel Networks and the Lenders, to the extent of their interests therein, and the same shall forthwith be paid and delivered to Nortel Networks.

       2. Assignment of Lease, etc. (a) The Lessee shall be permitted to transfer and assign all right, title and interest of the Lessee in and to the Lease to Nortel Networks and/or the Lenders and/or their successors and assigns and, in the event of any such transfer or assignment, and provided Nortel Networks and/or the Lenders and/or their successors or assigns (as applicable) expressly assume in writing and agree to perform each of the Lessee's covenants, duties and obligations which will arise and accrue from and after the date of such transfer or assignment, the Landlord agrees that it will recognize Nortel Networks and/or the Lenders and/or their successors and assigns (as applicable) as the successor(s)-in-interest to the Lessee under the Lease as if Nortel Networks and/or the Lenders and/or their successors or assigns (as applicable) were the Lessee under the Lease; provided, however, that the Landlord shall not be obligated to recognize Nortel Networks or any Lender as successor-in-interest to the Lessee under the Lease unless such successor-in-interest is at least as credit worthy as was the Lessee as of the initial date of the Lease.

              (b) The Landlord hereby (i) confirms the existence and validity of the Lease, (ii) confirms that the Landlord is the owner and holder of the Lease, (iii) confirms that, to the Landlord's current, actual knowledge, no monetary default and no other default has occurred under the terms of the Lease,
(iv) agrees to provide Nortel Networks (or its successors or assigns), at its address specified below (or at the address of its successors or assigns of which the Landlord is subsequently notified), a copy of any notice of default delivered to the Lessee under the Lease substantially concurrently with the delivery of such notice to the Lessee and, whether or not any notice of default is delivered to the Lessee, agrees to notify Nortel Networks (or its successors or assigns), at its address specified below (or at the address of its successors or assigns of which the Landlord is subsequently notified), in writing within 30 days after the Lessee initially becomes in default under the Lease, and (v) agrees that, prior to any termination of the Lease as a result of a default of the Lessee thereunder, the Landlord will provide written notice of such default to Nortel Networks (or its successors or assigns), at its address specified below (or at the address of its successors or assigns of which the Landlord is subsequently notified), and afford Nortel Networks (or its successors or assigns) and the Lenders a period of time, after notice of such default is given to Nortel Networks (or its successors or assigns), equal to the greater of (A) the applicable cure period specified in the Lease or (B) 45 days after Nortel Networks' receipt of such notice within which to cure such default. For purposes of this Paragraph 2, the address of Nortel Networks is as follows:

          Nortel Networks Inc.
          GMS 991 15 A40
          2221 Lakeside Blvd.
          Richardson, Texas 75082-4399
          Attention:    Charles M. Helm, Esq.
          Telephone:    (972) 685-7839
          Telecopier:   (972) 684-3679

In addition, within ten business days after written request by Nortel Networks (or its successors or assigns) or any Lender (which request may not occur more often than twice during any calendar year in the case of an estoppel certificate or other instrument referred to in clause (A) succeeding), the Landlord will execute and deliver in favor of Nortel Networks (or its successors or assigns) and/or the Lenders (as may be requested) (A) an estoppel certificate or other instrument in form reasonably acceptable to Nortel Networks (or its successors or assigns) or such Lender (as applicable) pursuant to which the Landlord will, as of the then current date, reconfirm each of the matters referred to in clauses (i), (ii) and (iii) preceding (or specify any facts which prevent any such reconfirmation) and (B) in the event that Nortel Networks (or its successors or assigns) or any Lender has succeeded to the rights of the Lessee under the Lease in accordance with Section 2(a) hereof, a new lease with respect to the Premises in form and substance essentially identical to the Lease naming Nortel Networks (or its successor or assigns) and/or the Lenders (as may be requested) as lessee and the Landlord as lessor.

          3. No Obligation of Nortel Networks or Lenders. Nothing contained herein shall be deemed or construed to obligate Nortel Networks or any Lender to take any action hereunder or under or with respect to the Lease or to perform or discharge any indebtedness, liability, obligation or duty of the Lessee under the Lease.

          4. Successors and Assigns. This Agreement shall inure to the benefit of Nortel Networks and the Lenders and their successors and assigns, including any person or entity who shall have succeeded to Nortel Networks' or any Lender's interest by, through or under judicial foreclosure or private sale or other proceedings, or deed in lieu of foreclosure, or otherwise. Without limiting the generality of the foregoing, all rights, remedies, benefits and privileges of Nortel Networks under this Agreement shall inure to the benefit of the "Administrative Agent" and the "Lenders", as such terms are defined in the Credit Agreement, under the Credit Agreement, and all such rights, remedies, benefits and privileges may, at any time at the option of Nortel Networks and without the necessity of any consent or approval of the Landlord or the Lessee, be transferred or assigned to the "Administrative Agent" as such term is defined in the Credit Agreement.

            Executed as of the date first above written.

                                             LANDLORD:

                                             CALLOWHILL MANAGEMENT, INC.

                                             By:
                                                ------------------------
                                             Name:
                                                  ----------------------
                                             Title:
                                                   ---------------------

            The foregoing Agreement is hereby agreed to and consented to by the Lessee.

                                             LESSEE:

                                             NET2000 COMMUNICATIONS REAL
                                               ESTATE, INC. (formerly known as
                                               Net2000 Communications Real
                                               Estate, L.L.C.)

                                             By:
                                                ------------------------
                                             Name:
                                                  ----------------------
                                             Title:
                                                   ---------------------

STATE OF ___________)
                    )
COUNTY OF___________)

            This instrument was acknowledged before me on ____________ , 2000, by ____________________, _________________________ of Callowhill Management,
Inc., a ________________________, on behalf of said entity.

                                        ----------------------------------------
                                        Notary Public for the State of_______

                                        ----------------------------------------
                                        Print Name of Notary

My Commission Expires:
                      ------

STATE OF ____________)
                     )
COUNTY OF____________)

            This instrument was acknowledged before me on _______________, 2000, by ___________________, ________________ of Net2000 Communications Real Estate,
Inc., a Delaware corporation, on behalf of said entity.

                                        ----------------------------------------
                                         Notary Public for the State of______

                                        ----------------------------------------
                                        Print Name of Notary

My Commission Expires:
                       -------

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

                            401 NORTH BROAD STREET
                          PHILADELPHIA, PENNSYLVANIA

THIS AGREEMENT OF LEASE ("Lease") is made this 15th day of December 1999, by (i) CALLOWHILL MANAGEMENT, INC. (hereinafter referred to as "Landlord") and (ii) NET 2000 COMMUNICATIONS REAL ESTATE, INC. (hereinafter referred to as "Tenant")

WHEREAS, Tenant desires to lease space in the building located at 401 North Broad Street, Philadelphia, Pennsylvania (the "Building") and Landlord is willing to rent Tenant space in the Building, upon the terms, conditions, covenants and agreements set forth herein.

NOW, THEREFORE, the parties hereto, intending legally to be bound, hereby covenant and agree as set forth below.

THE PREMISES 1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and upon the terms, conditions, covenants and agreements hereinafter provided, 23,000 square feet of space, located on the 2nd floor and 1,800 square feet of space, located at the track level, of the Building (such space being hereinafter referred to as the "premises"). The premises are outlined in red on Exhibit A attached hereto and made a part hereof. The lease of the premises includes the right, together with other tenants of the Building and members of the public, to use the common public areas of the Building, but includes no other rights not specifically set forth herein. Promptly following the execution hereof, Landlord shall finish the premises as set forth in Exhibit B attached hereto and made a part hereof. It is understood and agreed that Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions or improvements in or to the premises except as set forth in Exhibits B.

TERM 2. The term of this Lease (hereinafter referred to as the "term") shall be for a period commencing on March 1, 2000 (The "Lease Commencement Date") and expiring at midnight on February 28, 2015 (the "Lease Expiration Date"). If, pursuant to the provisions of the Lease, the term of this Lease begins on a date other than the Lease Commencement Date indicated above, then Landlord shall advise Tenant in writing of such shall be such date and thereafter the Lease Commencement Date shall be such specified date. The Lease Expiration Date shall remain unchanged. Tenant shall have the right to enter the Premises after the execution hereof and prior to the Commencement Date to make alterations and improvements and generally to prepare the Premises for Tenant's use and occupancy. Such entry shall be upon all of the terms and conditions of this lease, except that Tenant shall not be required to pay any Base Rent, additional rent or other charges during or for such period, except for charges for utilities.

RENT 3. Tenant shall pay as rent for the premises the following amounts (each of which shall be considered rent and all of which are collectively referred to herein as "rent"):

        (a) BASIC RENT. For the period commencing March 1, 2000 and expiring February 28, 2005, the sum of seven hundred ninety-three thousand six hundred and 00/100 Dollars ($793,600.00) annually, payable in equal monthly installments, in advance, of sixty-six thousand one hundred thirty-three and 33/100 Dollars

($66,133.33) each, and for the period commencing March 1, 2005 and expiring February 28, 2010, the sum of eight hundred sixty-eight thousand and 00/100 dollars ($868,000.00) annually, payable in equal monthly installments, in advance, of seventy-two thousand three hundred thirty-three and 33/100 dollars ($72,333.33) each, and for the period commencing March 1, 2010 and expiring February 28, 2015, the sum of nine hundred seventeen thousand six hundred and 00/100 dollars ($917,600.00) annually, payable in equal monthly installments, in advance, of seventy-six thousand four hundred sixty-six and 67/100 dollars ($76,466.67) each, the first payment to be made upon the signing of this Lease by Tenant, and the second and subsequent monthly payments to be made on the first day of each and every calendar month (beginning with the second month) during the term hereof. If the term of this Lease begins on a date other than on the first day of a month, rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the fixed monthly rental for each day, payable in advance. Tenant will pay said rent to Landlord, at the office of Landlord or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant.

       (b) INCREASE IN REAL ESTATE TAXES. Tenant shall pay to Landlord one and eight tenths percent (1.8%) (being the approximate and agreed upon proportions which the floor area of the premises bears to the total rentable floor area of the premises bears to the total rentable floor area above grade of the Building) of the increase in real estate taxes (including special assessments, if any, and any other taxes now or hereafter imposed which are in the nature of or in substitution for real estate taxes) levied on the Building and the land on which the Building is situated (the "Land") over the "Base Real
Estate Taxes". For purposes hereof, the Base Real Estate Taxes are the annual real estate taxes levied on the later of (i) the calendar year 2000 or (ii) the calendar year of the Lease Commencement Date. At any time or times after the year in which the Base Real Estate Taxes are determined, Landlord may submit to Tenant a statement of Landlord's estimate of any such tax increase over the Base Real Estate Taxes and within thirty (30) days after delivery of such statement (including any statement delivered after the expiration or termination of this Lease), and each month thereafter, Tenant shall pay to Landlord, as additional monthly rent, an amount equal to one-twelfth (1/12) of the amount determined to be Tenant's aforesaid percentage of such increase in annual real estate taxes. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this paragraph, Landlord shall submit, a statement showing the determination of the total increase and Tenant's proportionate share of such increase. If such statement shows that Tenant's monthly payments pursuant to this paragraph exceeded Tenant's share of the actual increase incurred for the preceding calendar year, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's share of Landlord's actual increase exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall, within thirty (30) days, pay the total amount of such deficiency to Landlord. In the event that the Lease Expiration Date is not December 31st, the increase to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction with the number of days during such calendar year prior to the Lease Expiration Date as the numerator, and with 365 as the denominator. Any special assessments or betterments shall be amortized over the longest period allowed by law. Landlord warrants and represents that the Base Real Estate Taxes represent a full and final assessment for the applicable Base Year (2000), without abatement, reduction or deduction, and that such taxes are not subject to abatement. Tenant shall not be liable for any Real Estate Taxes which are not billed to Tenant within one (1) year after the year for which such taxes are payable under the Lease. If Landlord receives a tax abatement for any year for which taxes were paid by Tenant, Landlord shall promptly pay to Tenant Tenant's pro-rata share of such abatement, less the reasonable costs and expenses incurred to obtain the same. Landlord shall provide Tenant with a copy of Landlord's tax bill with the annual statement.

       (c) INCREASE IN OPERATING COSTS. Tenant shall pay to Landlord one and eight tenths (1.8%) (being the approximate and agreed upon proportion which the floor area of the premises bears to the total rentable floor area above grade of the Building) of the increase during the term of this Lease in Annual Operating Charges (as hereinafter defined) over the Base Operating Charges (as hereinafter defined). The Annual Operating Charges are hereby defined as the sum of the following costs and expenses related directly to the operation and maintenance of the common areas and facilities of the Building: (i) gas, electricity, water, sewer and other utility charges (including surcharges) of whatever nature, (ii) insurance, (iii) building personnel costs, including, but not limited to, salaries, wages, fringe benefits and other direct and indirect costs of engineers, superintendents, watchmen, porters and any other building personnel, provided such costs are for on-site personnel involved directly in building maintenance or personnel at the level of building manager or below,
(iv) costs of arms length third party service and maintenance contracts, including, but not limited to, chillers, boilers, controls, elevators, mail chute, window, janitorial and general cleaning, security services, and management fee, (v) all other maintenance and repair expenses and supplies which are deducted by Landlord in computing its Federal Income tax liability, as permitted by federal law, (vi) any other costs and expenses (i.e. items which are not capital improvements) incurred by Landlord in operating the Building and (vii) the cost of any additional services not provided to the Building at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Building. If, after determination of the Base Operating Charges, Landlord installs energy saving devices designed to reduce the level of consumption of one or more utility services provided in the Building, then for purposes of subsection (i) of this Paragraph 3(a), the charges for each such affected utility service shall be the lesser of either the actual cost of such utility service plus the amortized cost of purchasing and installing the energy saving device (as used by Landlord for federal income tax purposes), or the present cost of providing the same level of such utility service as was consumed in the twelve (12) month period immediately preceeding the installation of the energy saving device(s) (level of service multiplied by present rate charges for such service). In the event that any business, rent or other taxes which are now or hereafter levied upon Tenant's use or occupancy of the premises or Tenant's business at the premises or on Landlord specifically and directly by virtue of Tenant's occupancy of the premises, are enacted, changed or altered so that any of such taxes are levied against Landlord or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment such taxes, any and all such taxes shall be deemed to be a part of the Annual Operating Charges and Tenant shall pay the taxes that would otherwise be imposed on it to Landlord. Annual Operating Charges shall not include (i) principal encumbrances, (ii) leasing commissions payable by Landlord, (iii) deductions for depreciation of the Building, (iv) capital improvements which are not deducted by Landlord in computing its Federal Income tax liability, (v) leasehold improvement, alterations and decorations or other work done for tenants of the Building, and services (such as painting) performed for any tenant (including Tenant) of the Building, whether at the expense of Landlord or such tenant, (to the extent that such work or services are in excess of the work or services which Landlord is required to furnish to Tenant under this Lease at Landlord's expense, (vi) costs incurred in connection with the making of repairs which are the obligation of another tenant of the Building, (vii) advertising and promotional expenditures or contributions or gifts, (viii) costs incurred in connection with Landlord's preparation, negotiation and/or enforcement of leases, including court costs and attorneys' fees and disbursements in connection with any summary proceeding to dispossess any tenant, (ix) financing and refinancing costs in respect of any mortgage placed upon the Property, including points and commissions in connection therewith, (x) interest or penalties for any late payments by Landlord, (xi) costs (including, without limitation, attorneys' fees and disbursements) incurred in connection with any judgment, settlement or arbitration award resulting from any tort liability, (xii) compensation paid to any Building employee to the extent that the same is not fairly allocable to the work or service provided by such employee to the Property, (xiii) costs relating to any retail, residential, garage or storage space in the Building, (xiv) estate, franchise, succession, inheritance, profit, use, occupancy, gross receipts, rental, capital gains, and transfer taxes imposed upon Landlord, the Building or the Land, (xv) leasing and brokerage fees and commissions, (xvi) costs of installing, operating and maintaining any specialty service such as an observatory, park, broadcasting facilities, luncheon club, athletic or recreational club, (xvii) costs (including increased Taxes and Operating Costs) of any additions to the Building after the original construction, (xviii) costs of any repairs, alterations, additions, changes, replacements and other terms which, under generally accepted accounting principles, are classified properly as capital expenditures, (xix) interest or amortization on any loan or mortgage with respect to the Land or the Building, (xx) depreciation, amortization and/or other non-cash charges, (xxi) costs of repairs or replacements incurred by reason of fire or other casualty or caused by the exercise of the right of eminent domain whether or not insurance proceeds or a condemnation award are recovered or adequate for such purposes, (xxii) costs of any heating, ventilating, air-conditioning, janitorial or other Building services provided to other tenants during other than operating hours, (xxiii) management fees in excess of the level of fair market management fees for comparable properties (and in no event greater than three percent (3%) of gross rental collections per year), (xxiv) rent or imputed rent on any portion of the Building used in connection with the management or operation of the Building, (xxv) legal and auditing fees or other professional fees, other than those reasonably incurred in connection with the maintenance and routine operation of the Land and Building, (xxvi) any rent, additional rent or other charge under any lease
                                       4
or sublease to or assumed by Landlord, (xxvii) salaries and frinqe benefits of personnel above the grade of building manager, wages, salaries and other compensation paid for clerks or attendants in concession or newsstands operated by Landlord, (xxviii) rent or other charges payable under any ground or underlying lease, (xxix) costs of any item which are reimbursable to Landlord by other tenants or third parties, (xxx) lease payments for rented equipment, the cost of which equipment would constitute a capital expenditure if the equipment were to have been purchased (except to the extent that amortization of any such capital expenditure would be permitted as an Operating Expense pursuant to this section), (xxxi) the cost of furnishing and installing replacement light bulbs and ballasts in any tenanted areas of the Building, (xxxii) any expenditures on account of Landlord' s acquisition of air or similar development rights, (xxxiii) there shall be deducted from Operating Costs an amount equal to all amounts received by Landlord through proceeds of insurance to the extent the proceeds are compensation for expenses which (a) are included in Operating Expenses hereunder, (b) are included in Operating Expenses for the Operating Year in which the insurance proceeds are received or (c) will be included as Operating Expenses in a subsequent Operating Year, (xxxiv) costs end expenses of governmental licenses and permits, or renewals thereof, unless the same are for governmental licenses or permits normal to the operation or maintenance of the Land or Building, (xxxv) costs of any work or service performed for any facility or property other than the Building, (xxxvi) costs of tools and equipment purchased in connection with the initial operation, repair, decoration or maintenance of the Land or Building, (xxxvii) costs related exclusively to the garage or to any retail or storage space in, on or about the Building or appurtenant or adjacent thereto, (xxxvii) any costs which are not an armslength competitive market prices for goods or services including any amounts paid to any person, firm or corporation related or otherwise affiliated with landlord or any general partner, officer or director of Landlord or any of its general partners, (xxxviii) costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, such as trustee's fees, annual fees, partnership organization or administration expenses, deed recordation expenses, legal and accounting fees (other than with respect of Building operations), (xxxix) costs incurred to contain, encapsulate, remove, or remedy any hazardous or toxic wastes, materials or substances from either the Building or Land and/or any tests or surveys obtained in connection with the above. The Base Operating Charges are hereby defined as the Annual Operating Charges for the later to occur of (i) the calendar years in which the Lease Commencement Date occurs or (ii) or calendar year 2000. At any time or times after the year in which the Base Operating Charges are determined, Landlord may submit to Tenant an estimate of the increase of the Annual Operating Charges over the Base Operating Charges and within thirty (30) days after the delivery of such statement, and each month thereafter, Tenant will pay to Landlord, an additional monthly rent, an amount equal to one-twelfth (1/12th) of the amount determined to be Tenant's aforesaid percentage of the increases in Annual Operating Charges. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this paragraph, Landlord may submit, or upon the request of Tenant, Landlord shall submit, a statement showing the determination of the total increase and Tenant's proportionate share of such increase. If such statement shows that Tenant's monthly payments pursuant to this paragraph exceeded Tenant's share of the actual increase incurred for the preceding calendar year, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's share of Landlord's actual increase exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord within thirty (30) days of receiving Landlord's statement. Such deficiency shall constitute additional rent hereunder due and payable with the first monthly installment of rent due after rendition of said statement, or if payments have been accelerated pursuant to Paragraph 17(b)(iv) below, within thirty (30) days after rendition of such statement. In the event that the Lease Expiration Date is not December 31st, the increase to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction with the number of days during such calendar year prior to the Lease Expiration Date as the numerator, and with 365 as the denominator.

     Tenant shall have the right to review and audit Landlord's books and records from time to time, not more than once per calendar year, upon request, to verify and reconcile the Real Estate Taxes and Operating Charges payable by Tenant hereunder. Landlord agrees to cooperate with Tenant and provide Tenant with reasonable substantiation of charges upon request, including copies of invoices, and with access to Landlord's books and records during business hours upon reasonable prior notice.

     If Tenant's review or audit discloses any overpayment by Tenant, Landlord shall promptly refund the same to Tenant or Tenant may deduct such amount from its next payment or payments of rent.

     Tenant shall not be liable to Landlord for any Operating Charges billed to Tenant more than one (1) year after the year for which such charges were incurred and are payable under this Lease.

     (d) INCREASE IN COST OF LIVING. DELETED

     (a) DEMAND; TIME. Each of the foregoing amounts of rent shall be paid to Landlord without demand and without deduction, set-off or counterclaim on the first (1st) day of every month during the term of this Lease, except as otherwise provided herein. If Landlord shall at any time or times accept rent after it shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of Landlord's rights hereunder.

USE OF PREMISES 4. Tenant will use and occupy the Premises solely for the conduct of the following business: general office use and the installation, operation and maintenance of equipment and facilities in connection with Tenant's telecommunication business, including, without limitation, co-location and the installation and use of racks, switches, conduits, cabling, and other telecommunications equipment, and only in accordance with the uses permitted under applicable zoning and other municipal regulations; without the prior written consent of Landlord, the premises will not be used for any other purpose. Tenant will not use or occupy the premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the City of Philadelphia, and any other public or quasi-public authority having jurisdiction over the Premises, relative to

Tenant's specific manner of use. Landlord warrants and represents to Tenant that the Building is zoned to permit Tenant's use of the Premises as a telecommunications switch site as a matter of right. Landlord's consent to any change of use shall not be unreasonably withheld or delayed.

ASSIGNMENT AND SUBLETTING 5. (a) Landlord's Consent Required. Tenant (or its representatives, successors, or assigns) will not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit occupancy or use of) the premises, or any part thereof, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Landlord.

       (b) Prerequisites to Sublease. Landlord shall not unreasonably withhold its consent hereunder to any sublease by Tenant, provided that all of the following conditions are met:

           (i) Tenant must first notify Landlord, in writing, of any proposed sublease, at least sixty (60) days prior to the effective date of such proposed sublease. Such notice must include a copy of the proposed sublease, and an audited copy of the proposed subtenant's most recent financial statement, if available, or other financial information satisfactory to Landlord in his reasonable judgment, prepared by a certified public accountant.

           (ii) The subtenant must have a credit rating satisfactory to Landlord (in Landlord's sole but reasonable judgment).

           (iii) The sublease must be specifically subject and subordinate to this Lease, require that any subtenant must abide by all of the terms of this Lease, and provide that any termination of this Lease shall extinguish the sublease as well.

           (iv) The rent per square foot for any subleased space shall be no less than the rate being charged Tenant for the premises. If the rent per square foot for the subleased space exceeds the rate being charged Tenant for the premises, or Tenant receives any other consideration in addition to the rent for the subleased space, the sublease must provide that one-half of the amount of such excess and/or additional consideration be paid to Landlord each month as additional rent under this Lease due and payable on the first day of each month, provided Tenant shall first be entitled to recoup any costs or expenses incurred to effect the sublease, including brokerage commissions, attorneys' fees, allowances or instructions or incentives.

           (v) The subtenant may not change the use of the premises, or propose to conduct its business in a manner which, in Landlord's reasonable judgment, is not appropriate for a buildinq in Downtown Philadelphia.

           (vi) The subtenant may not be a tenant, subtenant, or other occupant of any part of the Building.

           (vii) The Tenant may not be in material default hereunder, or have committed two events of default during the previous twelve (12) months, after notice and expiration of any applicable cure period.

           (viii) DELETED

           (ix) DELETED

       (c) Option to Reclaim Premises. Except in the case of a permitted transfer, if Tenant proposes to sublet 50% or more of the Premises, Landlord shall have the option to reclaim any portion of the premises which Tenant proposes to sublease, by giving written notice to Tenant within sixty (60) days of Landlord's receipt of the notice specified in 5 (b)(i). Upon the exercise of such option, Tenant shall, on the date when the proposed sublease was to commence, surrender that portion of the premises to be reclaimed, and the rent pursuant to 3(a), 3(b), and 3(c) above shall be reduced proportionately. All other terms and conditions of this Lease shall otherwise remain in force and effect. Landlord may make any alterations, modifications, or improvements to the premises it deems necessary for the reclaiming of any portion of the premises, provided Tenant's use and acceptance of the remaining premises or its access thereto is not impaired.

       (d) No Waiver or Release. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant (or its representatives, successors, or assigns) from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord.

       (e) Notwithstanding anything to the contrary in this Lease, Tenant shall be permitted to assign the Lease, or sublease all or any portion of the premises, to an affiliate without Landlord's consent. Affiliates shall include entities which; (i) are controlled by or are under common control with Tenant; or (ii) result from a merger or consolidation of tenant; or (iii) acquires the business being conducted on the premises.

       (f) Notwithstanding anything to the contrary in Section 5 of this Lease, Landlord's consent shall not be required with respect to the following:

              (1) transactions with an entity into which Tenant is merged or consolidated, or to which all or substantially all of the stock or assets of Tenant are transferred, or to which all or substantially all of Tenant's business at the premises is transferred;

              (2) transactions with an entity which controls, is controlled by or is under common control with Tenant;

              (3) an initial public offering of Tenant's stock or the trading of Tenant's stock on a nationally recognized securities exchange; or

              (4) the collocation or licensing of telecommunications services in any form, including the subletting of cabinets, racks and other equipment.

MAINTENANCE BY TENANT 6. (a) Obligations of Landlord and Tenant. Landlord shall maintain and repair the public portions of the Building, both exterior and interior, and keep them in good clean order and condition. All bulbs, tubes and lighting fixtures for the premises shall be provided and installed by Tenant at Tenant's cost and expense. Tenant will keep the interior and non-structural portions of premises and fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the Lease Commencement Date, ordinary wear and tear and unavoidable damage by the elements excepted.

       (b) Damage to Premises or Building. All damage or injury to the premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's agents, employees, contractors, invitees or licensees, shall be repaired promptly, at Tenant's sole cost and expense, by either Landlord, or by Tenant subject to Landlord's direction and supervision (and in accordance with 7 hereof), at Landlord's option. If Landlord gives Tenant written notice that it will be required to make such repairs, and Tenant fails within ten days of the giving of such notice to proceed with due diligence to make the required repairs, the same may be made by Landlord. All expenses incurred by Landlord in making repairs or replacements under this 6(b) shall be collectible as additional rent due and payable pursuant to 17(d) below; provided that Tenant shall not be liable hereunder to the extent that Landlord is insured for such hazards and damages under a policy containing a waiver of subrogation clause and is reimbursed by its insurer for its losses.

       (c) Notice of Defective Condition. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the premises of which Tenant becomes aware. Following such notice Landlord shall remedy the condition with due diligence. Except if caused by Landlord's gross negligence or willful misconduct, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others, making or failing to make any repairs, alterations, additions, or improvements in or to a portion of the Building or the premises or in or to the fixtures, appurtenances or equipment therof.

TENANT ALTERATIONS 7. (a) The original improvement of the premises by Landlord for Tenant shall be in accordance with Exhibit B attached hereto. Except for Tenant's Initial Improvements Tenant will not make or permit anyone to make any alterations, decorations, additions or improvements, structural or otherwise (hereafter the "Alterations"), in or to the premises or the Building, without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned, or delayed. Landlord may condition its original consent, and may demand that Tenant post an additional security deposit to guarantee such performance. Any Alterations, permitted by Landlord must be done by licensed and insured contractors or mechanics approved by Landlord (whose approval will not be unreasonably withheld), must conform to all rules and regulations established from time to time by the Underwriters' Association of Philadelphia and conform to all requirements of the Federal and City of Philadelphia governments. Tenant (and its contractors and/or subcontractors), before making any Alteration shall obtain, at its expense, all necessary permits, certificates (including certificates of final approval upon completion) and approvals, and shall deliver duplicates of same to Landlord. Tenant will carry and will cause its contractors and subcontractors to carry, such worker's compensation, liability, personal and property damage insurance as is legally required. As an additional condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics' and materialmens' liens upon the Land and Building of which the premises are a part, for all work, labor and services to be performed, and materials to be furnished, by them in connection with such work, signed by Tenant's general contractor, subcontractors, materialmen and laborers who become involved in such work. If, notwithstanding the foregoing, any mechanic's or matarialmen's lien is filed against the premises, the Building and or the Land, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, such lien shall be discharged by Tenant within twenty
(20) days thereafter, at Tenant's sole cost and expense by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release, the default of Tenant and not on behalf of Landlord, and that Tenant shall be deemed to be the "owner" (and not the "agent" of Landlord). It is further understood and agreed by Landlord and Tenant that any such Alterations shall be conducted on behalf of Tenant and not on behalf of Landlord, and that Tenant shall be deemed to be the "owner" (and not the "agent" of Landlord). It is further understood and agreed that in the event Landlord shall give its written consent to Tenant's making any such Alterations, such written consent shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the premises, the Building or the Land to any mechanic's or materialmen's liens which may be filed in respect of any such alterations made by or on behalf of Tenant. Landlord and Tenant agree that:

             (1) Tenant shall have the license and right, in preparing the Premises for Tenant's occupancy and during the term of this Lease (i) to utilize existing risers and conduit and/or install new conduit to all floors of the Building, and (ii) to install cable, HVAC piping, electric wiring, fuel lines and control circuitry through such risers and conduits as necessary to connect Tenant's equipment and facilities. All work in such common areas will be done by the Building designated contractor, at the expense of Tenant. The installation of new conduit may include the removal and replacement of curbing and/or sidewalks. There shall be no additional compensation payable by Tenant for such right to use and place conduit and cable.

             (2) Any conduit and cable installed by Tenant shall become the property of Landlord and shall be surrendered with the premises upon the expiration of the Lease.

             (3) Tenant shall have the right to core drill from the premises to the lowest level of the Building as necessary to install new conduit. The scheduling of all core drilling shall be coordinated with the Landlord.

             (4) Tenant shall have the right to install HVAC equipment in the premises or on the track level of the Building after such plans have been submitted for approval.

             (5) Tenant shall have the right to install drains for HVAC equipment.

             (6) Tenant shall have the right to relocate and reconnect primary air ductwork and/or secondary water piping located in the premises, subject to Landlord's approval, not to be unreasonably withheld, conditioned or delayed.

             (7) Tenant, at its sole cost and expense, shall provide to Tenant's premises, Tenant's required electric capacity on a separate breaker with bus duct dedicated to Tenant (such equipment will be designated by Landlord).

             (8) Tenant shall have the right to install a generator plug on the track level adjacent to the loading dock area for the purpose of connecting the premises to a portable generator in the event of a Building power failure.

             (9) Tenant shall have the right to install a diesel generator and fuel storage tanks at the track level of the Building.

             (10) Tenant shall have the right to install a fire suppression system independent of the Building's systems. Such system shall be connected to the building's life safety system.

             (11) Tenant shall have the right to modify the Building's sprinkler system serving its premises to a dry system.

             (12) Tenant shall have the right, at no additional charge, during the term of this Lease, to use a portion of the roof-top area of not more than ten (10) square feet for the installation of one (1) GPS antenna (herein the "Roof Area"). Subsequent installations shall be at Landlord's reasonable discretion and at Tenant's sole cost and expense. Tenant's use of any portions of the Building beyond the premises shall be the Tenant's sole risk, cost and expense and Landlord shall have no responsibility therefore and no liability on account of any damage to or interference with Tenant's equipment except to the extent caused by the gross negligence or willful misconduct of Landlord or any of its agents, employees or contractors. Tenant shall be solely responsible for installing, operating, maintaining and repairing its equipment at its own expense in a manner that causes no material interference with or damage to the roof itself or any other person's or tenant's use of the roof (including non-interference with other tenants' antennae). Tenant shall perform all of such work in such a way as to not damage any Building systems or void any warranty or guaranty relating thereto, and Landlord may require that Tenant use contractors reasonably approved by Landlord in performing such work.

             (13) Tenant and its affiliates shall have the non-exclusive right to provide telecommunications services to other tenants in the Building and/or any other buildings owned by Landlord or its affiliates. Such right shall not be deemed to be an exclusive right to provide such services and Landlord and/or any tenant shall be free to choose any telecommunication providers of their choice. Tenant shall have the right to place the telecommunications equipment of its customers on the premises and such placement shall not be deemed an assignment or sublease.

               (14) Before the commencement of any Tenant alterations, Tenant shall be required to put waterproofing on the floor of the entire premises.

    (b) Indemnification. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise directly or indirectly by reason of the making of any Alterations. If any Alteration is made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work, which shall be deemed additional rent due and payable pursuant to Paragraph 17
(d) below. All Alterations in or to the premises or the Building made by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the premises as a part thereof at the end of the term hereof without disturbance, molestation or injury, Tenant shall, have the right to remove, prior to the expiration of the term of this Lease, all furniture, movable furnishings, or movable equipment installed in the premises at the expense of Tenant. Without limiting the foregoing, Tenant shall have the right to remove its telecommunications switches and related equipment. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease the same shall become the property of the Landlord and shall be surrendered with the premises as a part thereof; or at Landlord's option may be removed from the premises by Landlord at Tenant's expense.

SIGNS AND FURNISHINGS   8. (a) Signs. No sign, advertisement or notice shall be
inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the Building except on the directories and the doors of offices, and then only in such place, number, size, color and style as is approved by Landlord and provided by Landlord at Tenant's cost and expense; if any such sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord in said removal. Landlord shall have the right to prohibit any advertisement of Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality building for offices or for financial, insurance and other institutions of like nature, and upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Landlord agrees that Tenant may install premises identification using Tenant's standard logo, trade name and trade dress.

   (b) Furnishings. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures, which shall, if considered necessary by the Landlord, stand on plank strips to distribute the weight. Tenant shall not place a load upon any floor of the premises exceeding either the floor load per square foot area which the floor of the premises was designed to carry, or any maximum floor load allowed by law. Any and all damage or injury to the premises or the Building caused by moving the property of Tenant into, in or out of the premises, or due to the same being on the premises, shall be repaired at the sole cost and expense of Tenant, by either Landlord, or by Tenant under Landlord's direction and supervision (and in accordance with Paragraph 7 hereof), at Landlord's option. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord, and all such furniture, equipment, and other bulky matter shall be delivered only through the designated delivery entrance of the Building. All moving of furniture, equipment and other materials shall be performed by Tenant and its contractors and shall be coordinated with Landlord who shall, however, not be responsible for any damage to or charges for moving the same. Tenant agrees promptly to remove from the sidewalks adjacent to the Building any of the Tenant's furniture, equipment or other material there delivered or deposited. Landlord warrants and represents to Tenant that the Building has a minimum floor load of not less than 190 pounds per square foot. Landlord acknowledges that Tenant's equipment includes very heavy equipment. Landlord will provide Tenant with building plans and will coordinated with Tenant to chose the best location for the placement of such equipment. Landlord shall also advise Tenant of the location of similar equipment within the Building, including on floors above the Premises. The delivery, moving and installation of such equipment shall be under the direct supervision and control of Tenant, but shall be scheduled and coordinated with Landlord.

TENANT'S EQUIPMENT   9.  Business machines and mechanical equipment belonging
to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space herein to such a degree as to be objectionable to Landlord or to any tenant in the Building, as those standards are reasonably an commonly accepted in a telecommunications carrier hotel, shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the premises, or the capacity of the risers or wiring installation in the Building or the premises. Tenant may not use any electrical equipment which will overload such installations or interfere with the use thereof by other tenants of the Building.

ACCESS TO PREMISES   10.  Landlord or Landlord's agents shall have the right
(but shall not be obligated) to enter the Premises at any time during an emergency, and at other reasonable times, to examine the Premises and to make such repairs, replacements and improvements to the Premises or any portions of the Building as Landlord may deem necessary and reasonably desirable or to perform any work or effect any repairs which Tenant is obligated to perform under this lease upon Tenant's failure to so perform, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the premises.

       (a) Landlord acknowledges that Tenant's Premises, including without limitation, its switch site area, shall constitute a secure area. Tenant will be installing elaborate security systems, which may include a palm-reader and a card access system, to safeguard entry and access to the Premises. Except in the event of extreme emergency, neither Landlord nor any of its agents or contractors shall have access to the Premises except upon not less than 48 hours prior written notice to the Tenant, and then only in the presence of an escort designated by Tenant. In the event of an extreme emergency (for example, fire, bursting pipes, etc.), Landlord shall have access to the Premises, provided that Landlord shall first attempt to notify Tenant of such entry by phone, and Landlord shall be escorted by an employee of Tenant if one is present on the Premises.

       (b) Landlord acknowledges that in addition to Tenant's employees, Tenant's customers shall have access to the Premises at all times, subject only to such access and security systems and procedures as may be established by Tenant from time to time. Landlord shall notify Tenant of any work conducted by Landlord or other Tenants in the building, which may have an impact on the Premises or Tenant's risers, feeders, or other electrical or telecommunication equipment throughout the Building. Landlord agrees to coordinate any such work with Tenant so as to avoid any interruption to the operation of Tenant's business.

INSURANCE   11.  (a) Insurance Rating. Tenant will not conduct or permit to be conducted, any activity, or place any equipment in or about the premises or the Building, which will, in any way, increase the rate of fire insurance or other insurance on the Building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any specific and unique activity or equipment of Tenant in or about the premises or the Building, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result hereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor upon demand and any such sum shall be considered additional rent due and payable pursuant to Paragraph 17
(d) below. Notwithstanding anything herein to the contrary, Landlord represents that the Building is insured as a telecommunications switch site facility and no such use by Tenant consistent therewith shall require Tenant to pay any additional insurance charges.

       (b)  Liability Insurance.   Tenant shall carry public liability insurance
in a company or companies licensed to do business in the City of Philadelphia and approved by Landlord, which approval shall not be unreasonably withheld conditioned, or delayed. Said insurance shall be in minimum amounts approved by Landlord from time to time (as set forth in the rules and regulations attached hereto as Exhibit C), shall name Landlord as an additional insured, as its interests may appear, and shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has waived his right of action against any party prior to the occurrence of a loss. If requested by Landlord, in writing, receipts evidencing payment for said insurance shall be delivered to Landlord at least annually by Tenant. Each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of thirty (30) days after notice of such proposed cancellation to Landlord.

SERVICES AND UTILITIES   12.  It is agreed that the Landlord will furnish
reasonably adequate heat and water. The Landlord will also provide elevator service by means of automatically operated passenger elevators, provided, however, that the Landlord shall have the right to temporarily remove elevators from service as the same shall be required for servicing or maintaining the elevators and/or the Building, as long as reasonable and safe alternative access is provided during any such removal. The normal hours of operation of the Building are 8:00 a.m. to 6:00 p.m. Monday through Friday (except legal holidays). There are no normal hours of operation of the Building on Saturdays or Sundays or legal holidays and Landlord shall not be obligated to maintain or operate the Building at such time unless special arrangements are made by Tenant. Landlord will furnish all services and utilities required by this Lease only during the normal hours of operation of the Building, unless otherwise specified herein. One automatically operated passenger elevator shall be subject to call at all times. It is understood and agreed that Landlord shall not be liable for failure to furnish, or for delays, suspensions or reduction in furnishing, any of the utilities or services required to be performed by Landlord caused by breakdown, maintenance, repairs, strikes, scarcity of labor or materials, acts of God, Landlord's conformance to governmental legislation, regulation, or judicial or administrative orders, except if caused by Landlord's willful act or gross negligence, or from any other cause whatsoever. Notwithstanding the above, Tenant shall have twenty-four (24) hour per day, seven (7) days per week access to the Building and premises.

LIABILITY OF LANDLORD   13.  (a) No Liability, Landlord shall not be liable to
Tenant, its employees, agents, contractors, business invitees, licensees, customers, clients, family members, or guests for any damage, compensation or claim arising from the necessity of repairing any portion of the premises or the Building, the interruption in the use of the premises, accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of elevators, or heating, cooling, electrical or plumbing equipment or apparatus, or the termination of this Lease by reason of the destruction of the premises, or from any fire, robbery, theft, and/or any other casualty, or from any leakage in any part of the Building, or from any other cause whatsoever. Tenant shall not be entitled to any abatement or diminution of rent as a result of any of the foregoing occurrences, nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Any goods, property or personal effects, stored or placed by the Tenant in or about the premises or Building, shall be at the risk of the Tenant, and the Landlord shall not in any manner be held responsible therefor. Tenant acknowledges that Landlord will not carry insurances on Tenant's furniture and/or furnishings or any fixtures, equipment, improvements, or appurtenances removable by Tenant. It is expressly agreed that Tenant shall look to its property damage insurance policies, and not to Landlord or its agents or employees, for reimbursement for any damages or losses incurred as a result of any of the foregoing occurrences, and that said policies must contain waiver of subrogation clauses. Should Tenant obtain a judgment against Landlord for any reason whatsoever, Tenant agrees there shall be no recovery against Landlord in excess of Landlord's specific partnership assets. The employees of the Landlord are prohibited from receiving any packages or other articles delivered to the Building by Tenant.

       (b) Indemnity. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any cost, damage, claim, liability or expense (including attorney's fees) incurred by or claimed against Landlord, directly or indirectly, as a result of or in any way arising from the use and occupancy of the premises by Tenant or Tenant's employees, agents, contractors, invitees, licensees, customers, clients, family members, or guests, or in any other manner which relates to the business of Tenant; provided that Tenant shall not be liable under this provision to the extent that Landlord is insured for such hazards and damages under a policy which contains a waiver of subrogation clause, and is reimbursed by its insurer for its costs, damages, claims, liabilities or expenses. Tenant's liability under this lease extends to the acts and omission's of any subtenant and any employee, agent, contractor, invitee, licensee, customer, client, family ,member or guest of any subtenant. An such cost, damage, claim, liability or expense incurred by Landlord, for which Tenant is obligated to reimburse Landlord, shall be deemed additional rent due and payable pursuant to Paragraph 17 (d) below.

       (c) Defense of any Action. In case any action or proceeding is brought against Landlord by reason of any claim under this Paragraph 13, Tenant, upon written notice from Landlord, will at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, whose approval will not be unreasonably withheld.

RULES AND REGULATIONS   14.  Tenant, its agents, employees, invitees,
licensees, customers, clients, family members and guests shall at all times abide by and observe the rules and regulations attached hereto as Exhibit C. In addition, Tenant, its agents, employees, invitees, licensees, customers, clients, family members and guests shall abide by ana observe such other reasonable rules or regulations as may be promulgated from time to time by Landlord , with a copy sent to Tenant, for the operation and maintenance of the Building; provided, however, that the same are in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable by Tenant for violation of the same by any other tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests, provided Landlord agrees to enorce such rules and regulations consistently and uniformly and in a non-discriminate manner. If there is any inconsistency between this Lease and the rules and regulations set forth in Exhibit C, this Lease shall govern.

DAMAGE/CONDEMNATION   15.  (a) Damage to the Premises. If the Premises shall be
partially damaged by fire or other cause without the fault or neglect of
Tenant, its employees, agents, licensees, customers, clients, family members or guests, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved) repair such damage at the expense of Landlord; provided, however, that if the premises or Building is damaged by fire or other cause to such extent that the damage cannot be fully repaired within ninety (90) days from the date of such damage, Tenant, upon written notice to Landlord, may terminate this Lease, in which event the rent shall be apportioned and paid to the date of such damage. During the period that Tenant is deprived of the use of the damaged portion of the premises, Tenant shall be required to pay rent (as set forth in Paragraph 3) covering only that part of the premises that Tenant is able to occupy and use for the continuous conduct of Tenant's business and the rent for such space shall be that portion of the total rent which the amount of square foot area remaining that can be occupied by Tenant bears to the total square foot area of the premises, subject however, to further adjustment based on the nature and extent of any interference with the continuous conduct of Tenant's business. All injury or damage to the premises or the Building caused by Tenant or its agents, employees, contractors, licensees, or invitees, shall be repaired at Tenant's sole cost and expense as provided in Paragraph 6 (b) above.
       (b) Condemnation.   If the whole or a substantial part (as hereinafter
defined) of the premises (or use or occupancy of the premises) shall be taken or condemned by any governmental or quasi governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), then the terms of this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and the rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority. If less than a substantial part of the premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the rent shall be equitably adjusted (on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) and hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as damage as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat of such taking or condemnation) or for the value of any unexpired term of the Lease or for loss of profits or moving expenses or for any other claim or cause of action. For purposes of this Paragraph 15, a substantial part of the premises shall be considered to have been taken if more than twenty-five percent (25%) of the premises, or if, regardless of the amount of space taken, Tenant may not, in its reasonable business judgment, efficiently operate its business from the remaining premises, or if its telecommunication feds or equipment are impaired is unusable by Tenant as a direct result of such taking.

BANKRUPTCY   16.  (a) Events of Bankruptcy. The following shall be Events of
Bankruptcy under this Lease.
         (i) Tenant's becoming insolvent, as that term is defined in Title II of the United States Code, entitled Bankruptcy II U.S.C. 101 et seq. (the "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or Territory of the United States ("Insolvency laws").
         (ii) the appointment of a receiver or custodian or any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property;
         (iii) the filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws;
         (iv) the filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within thirty (30) days of filing, or results in the issuance of an order for relief against the debtor, whichever is later; or
         (v) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.
       (b) Landlord's Remedies
         (i) Termination of Lease.   Upon the occurrence of an Event of
Bankruptcy, Landlord shall have the right to terminate this Lease by giving written notice to Tenant; provided, however, that this Paragraph 16 (b)(i)
shall have no effect while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, unless Tenant or its Trustees in bankruptcy is unable to comply with the provisions of Paragraphs 16(v) and 16(vi) below. Otherwise this Lease shall automatically cease and terminate, and Tenant shall be immediately obligated to quit the premises upon the giving of notice pursuant to this Paragraph 16(b)(i). Any other notice to quit, or notice of Landlord's intention to re-enter is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later and any other monetary damages or loss of reserved rent sustained by Landlord.
       (ii)  Suit for Possession.   Upon termination of this Lease pursuant to
Paragraph 16(b)(i), Landlord may proceed to recover possession under and by virtue of the Laws of the State of Pennsylvania, the City of Philadelphia, or by such other proceedings, including reentry and possession, as may be applicable.

      (iii) Reletting of Premises.   Upon termination of this Lease pursuant to
Paragraph 16(b)(i), the premises may be relet by Landlord for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental reserved under this Lease (and any of the costs, expenses, or damages indicated below) shall not be realized by Landlord, Tenant shall be liable for all damage sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees, and expenses of placing the premises in first class rentable condition. Landlord, in putting the premises in good order or preparing the same for rerental may, at Landlord's option, make such alterations, repairs, of replacements in the premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are relet, for failure to collect the rent thereof under such reletting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder.

      (iv) Monetary Damages.   Any damage or loss or rent sustained by Landlord
as a result of an Event of Bankruptcy may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not by deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease, in which event Tenant agrees to pay Landlord the difference between the present value of the rent reserved under this Lease on the date of breach, discounted at eight percent (8%) per annum, and the fair market value of the Lease on the date of breach. In the event Tenant becomes the subject debtor in a case under the Bankruptcy Code, the provisions of this Paragraph 16(b)(iv) may be limited by the limitations of damage provisions of the Bankruptcy Code.

      (v) Assumption or Assignment by Trustee. In the event tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease Pursuant to this Paragraph 16 shall be subject to the rights of the Trustee in bankruptcy to assume or assign this Lease unless the Trustee (A) promptly cures all defaults under this Lease, (B) promptly compensates Landlord for monetary damages, incurred as a result of such default, and (C) provides adequate assurance of future performance.

      (vi) Adequate Assurance of Future Performance. Landlord and Tenant hereby agree in advance that adequate assurance of future performance, as used in Paragraph 16(b)(v) above, shall mean that all of the following minimum criteria must be met: (A) the Trustee must pay to Landlord at the time the next payment of rent is then due under this Lease, in addition to such payment of rent, an amount equal to the next payment of rent due under this Lease, or the next three
(3) months rent due under this Lease, whichever is greater, said amount to be held by Landlord in escrow until either the Trustee or Tenant defaults in its payments of rent or other obligations under this Lease (whereupon Landlord shall have the right to draw such escrowed funds) or until the expiration of this Lease (whereupon the funds shall be returned to the Trustee or Tenant); (B) The Tenant or Trustee must agree to pay to Landlord, at any time the Landlord is authorized to and does draw on the funds escrowed pursuant to Paragraph 16(b)(vi)(A) above, the amount necessary to restore such escrow account to the original level required by said provision; (c) Tenant must pay its estimated pro rata share of the cost of all services provided by Landlord (whether directly or through agents or contractors, and whether or not the cost of such services is to be passed through to Tenant) in advance of the performance or provision of such services;
(D) The Trustee must agree that Tenant's business shall be conducted in a first class manner, and that no liquidation sales, auctions, or other non-first class business operations shall be conducted on the premises; (E) The Trustee must agree that the use of the premises as stated in this Lease will remain unchanged; (F) The Trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Building.

     (vii) Failure to Provide Adequate Assurance. In the event Tenant is unable to (A) cure its defaults, (B) reimburse Landlord for its monetary damages, (C) pay the rent due under this Lease, or any other payments required of Tenant under this Lease, on time (or within five (5) days of the due date), or (D) meet the criteria and obligations imposed by Paragraph 16(b)(vi) above, then Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Paragraph 16(b)(vi) above.

DEFAULT OF TENANT 17. (a) Events of Default. The following shall be events of Default under this Lease;

          (i) Tenant's failure to pay any monthly (or annual) installment of rent (as required by Paragraph 3 or Paragraph 17(b)(iv) hereof) when due; although no legal or formal demand has been therefor;

          (ii) Tenant's failure to timely make any other payment required under this Lease, if such failure continues for a period of fifteen (15) days after Landlord's written notice thereof to Tenant; provided that no such notice shall be required if Landlord has sent Tenant a similar notice within one hundred eighty (180) days of such failure; or

          (iii) Tenant's violation or failure to perform any of the other terms, conditions, covenants or agreements herein made by Tenant, if such violation or failure continued for a period of ten (10) days after Landlord's written notice thereof to Tenant; provided that no such notice shall be required if Tenant has received a similar notice within one hundred eighty (180) days of such violation or failure. Provided that if any such default is not susceptible to being cured within thirty (30) days, Tenant's cure period shall be extended for such time as may be necessary to effect such cure with due diligence.

     (b) Landlord's Remedies. Should an Event or Default occur under this Lease, Landlord may pursue any or all of the following remedies:

          (i) Termination of Lease. Landlord may terminate this Lease, by giving written notice to Tenant. This Lease shall automatically cease and terminate, and Tenant shall be immediately obligated to quit the premises, upon the giving of notice pursuant to this Paragraph 17(b)(i). If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later.

     (ii) Suit of Possession. Upon termination of this Lease pursuant to Paragraph 17(b)(i), Landlord may proceed to recover possession under and by virtue of the provisions of the State of Pennsylvania, the City of Philadelphia, or by such other lawful proceedings, including re-entry and possession, as may be applicable.

     (iii) Reletting of Premises. Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as hereinabove provided, or if Tenant shall abandon or vacate the premises before the expiration or termination of the term of this Lease without having paid the rent for the remainder of such term, the premises may be relet by Landlord for such rent and upon such commercially reasonable terms and, if the full rental reserved under this Lease (and any of the costs, expenses or damages indicated below) shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, reasonable brokerage fees, and expenses of placing the premises in first class rentable condition. Landlord, in putting the premises in good order or preparing the same for rerental may, at Landlord's option, make such alterations, repairs, or replacements in the premises as Landlord, in Landlord's sole reasonable judgment, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in anyway whatsoever for failure to relet the demised premises, or in the event that the demised premises are relet, for failure to collect the rent thereof under such reletting, and on no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. Landlord shall use reasonable efforts to mitigate Tenant's damages and relet the Premises. In the event that the net rent received by Landlord for any reletting exceeds the rent under this Lease, Tenant shall not be entitled to such excess, however, any further damages to which Landlord may be entitled against Tenant shall first be setoff against such excess.

     (iv) Acceleration of Payments. DELETED

     (v) Monetary Damages. Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease, in which event Tenant agrees to pay Landlord the difference between the present value of the rent reserved under this Lease on the date of breach, discounted at eight percent (8%) per annum, and the fair market value of the rent reserved under Lease on the date of breach.

     (vi) Anticipatory Breach; Cumulative Remedies. DELETED

    (c) Waiver. If, under the provisions hereof, Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent here in stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in the Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease. In the event it is necessary for Landlord to consult legal counsel or file suit against Tenant, Tenant shall pay any reasonable attorney's fees incurred by Landlord, and same shall be additional rent due and payable pursuant to Paragraph 17(d) below. If, under the provisions hereof, Tenant shall institute proceedings against Landlord and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor any of Tenant's rights hereunder. No waiver by Tenant of any breach of any covenant, condition or payment herein contained shalloperated as a waiver of such covenant, condition or agreement itself, or any subsequent breach thereof.

     (d) Right of Landlord to Cure Tenant's Default. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then, after notice and the expiration of any applicable cure period, Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at Citibank, N.A. in New York City, from the date paid by Landlord to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute additional rent hereunder due and payable with the first monthly installment of rent due after rendition of a statement or bill therefor, or if payments have been accelerated pursuant to Paragraph 17(b)(iv) above, within fifteen (15) days after rendition of such statement or bill; provided that the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

     (e) Late Payment. If Tenant fails to pay any installment of rent (in accordance with Paragraph 3, and together with any additional rent due therewith) on or before the seventh (7th) day of the calendar month when such installment becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at Citibank, N.A. in New York City from the date such installment became due and payable to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent due, or if payments have been accelerated pursuant to Paragraph 17(b)(iv) above, due and payable immediately.

     (f) Lien on Personal Property. DELETED

SUBORDINATION ATTORNMENT 18. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases on the real property of which the demised premises are a part and all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying leases or by any mortgages, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. If, in connection with the obtaining, continuing or renewing of financing for which the real property of which the demised premises are a part represents collateral in whole or in part, a banking, insurance or other lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold or delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect the rights of Tenant under this Lease.

If at any time prior to the expiration of the term, any underlying lease of the property of which the demised premises are a part shall terminate or be terminated for any reason, or if the holder of any superior mortgage on such underlying lease or on such real property shall become the lessee under such underlying lease or become the owner of such real property as a result of foreclosure of its mortgage or by reason of a conveyance of such real property, or if the holder of any superior mortgage shall obtain a new lease in lieu of any terminated underlying lease by foreclosure or otherwise, or shall become a mortgagee in possession of such real property, upon the occurrence of any such event Tenant agrees, at the election and upon demands of any such owner of the real property, or of any such holder of any superior mortgage (including a leasehold mortgage) in possession of such real property, or of any such lessee under any other underlying lease, covering premises which include the demised premises, to attorn, from time to time, to any such owner, holder, or lessee, upon the then executory terms and conditions of the lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the demised premises. The foregoing provisions of this Article shall enure to the benefit of any such owner, holder or lessee, shall apply notwithstanding that, as a matter of law, this lease may terminate upon the termination of any underlying lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, holder or lessee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Article, satisfactory to any such owner, holder or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Article shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee. Landlord agrees that, prior to the Commencement Date, Landlord shall obtain for Tenant a Subordination and Non-Disturbance

Agreement from any existing mortgagee of the Property, under which Tenant shall agree to subordinate this Lease to said mortgage provided that the mortgagee shall agree not to disturb Tenant's possession and to recognize this Lease in the event of foreclosure or other action in lieu thereof, as long as the Tenant continues to pay and perform its obligations hereunder in accordance with the terms hereof.

POSSESSION/HOLDING OVER   19. (a) Possession.  DELETED
     (b) Holding Over. In the event that Tenant shall not immediately surrender the premises on the date of expiration of the term hereof, Tenant shall, by virtue of the provisions hereof, become a tenant by the month at one hundred fifty percent (150%) of the monthly rent, including all additional rent, in effect during the last month of the term of this Lease, which said monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. Tenant, as a monthly tenant, shall by subject to all of the terms, conditions, covenants and agreements of this Lease. Tenant shall give to Landlord at least thirty (30) days written notice of any intention to quit the premises, and Tenant shall be entitled to thirty (30) days written notice to quit the premises.

SECURITY DEPOSIT 20. Simultaneously with the execution of the Lease, Tenant shall deposit with the Landlord the sum of sixty-one thousand two hundred fifty and 00/100 Dollars ($61,250.00), as a security deposit. Such security deposit (which shall not bear interest to Tenant unless required to do so by any provision of law) shall be considered as security for the payment and performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under the Lease. Upon the expiration of the term hereof (or any renewal or extension thereof in accordance with this Lease), Landlord shall (provided that Tenant is not in default under the terms hereof) return and pay back such security deposit to Tenant, less such portion thereof as Landlord shall have appropriated to make good any default by Tenant with respect to any of Tenant's aforesaid obligations, covenants, conditions or agreements. In the event of any default by Tenant hereunder during the term of this Lease, Landlord shall have the right, but shall not be obligated, to apply all of any portion of the security deposit to cure such default, in which event Tenant shall be obligated promptly to deposit with Landlord the amount necessary to restore the security deposit to its original amount. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the security deposit to such purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit.

COVENANTS OF LANDLORD 21. (a) Quiet Enjoyment. Landlord covenants that it has the right to make this Lease for the term aforesaid, and that if Tenant shall pay the rent and perform all of the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the premises without molestation or hinderance by Landlord or any party claiming through or under Landlord, subject to provisions of Paragraph
(b) hereof.
     (b) Reservation. Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant); (i) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, (ii) to use and maintain pipes and conduits in and through the premises, and (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building. No action taken by Landlord pursuant to this Section shall interfere with them Tenant's business, use of the Premises, or any of its telecommunications equipment, nor shall the granting of any exclusive right to any other Tenant take precedence over Tenant's right to conduct its business on the Premises, or any other lawful use permitted hereunder. No change made by Landlord shall interfere with Tenant's use of or access to Premises and the appurtenances thereto, including Tenant's telecommunications equipment, nor unreasonably inconvenience Tenant or substantially diminish the useable space leased to Tenant.

MISCELLANEOUS 22. (a) No Representations by Landlord. Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. The Tenant, by taking possession of the premises, shall accept the same "as is".
If, prior to taking possession of the premises, Tenant inspects the premises and discovers any defects in the premises or violations of the building code or other applicable law, Tenant shall not have the option of terminating this Lease but shall immediately notify Landlord in writing of such defect, or violation, and Landlord shall have thirty (30) days to cure such defect or violation, which period may be extended if such defect or violation cannot reasonably be cured in such thirty (30) day period and Landlord has taken appropriate action during such period to cure same.

     (b) No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

     (c)  Brokers.  Landlord recognizes Colliers, Lanard & Axilbund and
Insignia Jackson Cross as the brokers procuring this Lease and shall pay said broker a commission therefor pursuant to a separate agreement between said broker and Landlord. Landlord and Tenant each represent and warrant one to another that except as set forth herein neither of them has employed any broker, agent or finder in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

    (d) Estoppel Certificates. Each party agrees, at any time and from time to time, upon not less than ten (10) days prior written notice from the other party, to execute, acknowledge and deliver to Landlord written statements or other documents (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant, (iii) stating whether or not to the best of its knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so specifying each such default of which such party may have knowledge, (iv) stating that this Lease is subject and subordinate to the Lien of any deed of trust, mortgage, or other security instrument which may in the future encumber or affect the Building, and any renewals, extensions, modifications, recastings or refinancings thereof, and that if requested to do so, Tenant will attorn to a secured party or purchaser that succeeds to Landlord's interests as a result of any foreclosure action on the Building, and
(v) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any mortgage or prospective mortgagee of the Building or the Land or of Landlord's interest in either, or any prospective assignee of any such mortgagee.

       (e) Waiver of Jury Trial. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the premises, and/or any claim of injury or damage.

       (f) Notices. All notices or other communications hereunder shall be in writing and shall be deemed duly given if hand delivered (with receipt therefor), or if delivered by certified or registered mail, return receipt requested, first-class, postage prepaid, or by a nationally recognized overnight delivery service providing evidence of receipt, (i) if to Landlord at Callowhill Management, Inc., 401 North Broad Street, Philadelphia, Pennsylvania 19108, with copy to Callowhill Management, Inc., c/o The Stillman Group, 670 White Plains Road, Scarsdale, New York 10583, and (ii) if to Tenant, at Net2000 Communications Services, Inc., 2180 Fox Mill Road, Herndon, Virginia 20171,
Attention: Legal Department, unless notice of a change of address is given pursuant to the provisions of this article. If any notice sent by certified or registered mail is returned to the sender by the United States Post Office as undeliverable, notice shall be deemed duly given when mailed.

       (g) Governing Law. This Lease shall be construed and enforced in accordance with the laws of the city of Philadelphia and State of Pennsylvania. It is expressly understood that if any present or future law, ordinance, regulation or order requires an occupancy permit for the premises, Tenant will obtain such permit at Tenant's own expense.

       (h) Invalidity of Particular Provisions. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

       (i) Gender and Number. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

       (j) Benefit and Burden. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assign. Landlord may freely and fully assign its interest hereunder, provided the assignee assumes Landlord's obligations hereunder.

       (k) Captions. The captions and headings herein are for convenience of reference only and in no way define or limit the scope or content of this Lease or any provision thereof.

       (l) Entire Agreement. This Lease, together with the Exhibits attached hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease and the Exhibits, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on the day and year first hereinabove written.

ATTEST:

---------------------------------------
(Corporate Seal)

LANDLORD: Callowhill Management, Inc.

By:
   ------------------------------------

TENANT: Net2000 Communications Real Estate, Inc.

By:             [SIG]
   ------------------------------------

       The undersigned Broker hereby executes this Lease solely to agree to the provisions of Paragraph 22(e) hereof.


---------------------------------------

BROKER:

By:
   ------------------------------------

       RIDER TO LEASE AGREEMENT BETWEEN CALLOWHILL MANAGEMENT, INC. AND
          NET2000 COMMUNICATIONS REAL ESTATE, INC. DATED December 15,
                                      1999

ELECTRIC CURRENT 23. (a) In addition to all rent and other charges provided for in this Lease, Tenant shall pay Landlord for all electric current consumed by Tenant at the demised premises. The cost to Tenant of all such electric current shall be calculated at the General Service (GS) Rate of PECO Energy (PECO) without regard to any other electric current used in the building, as such rates may from time to time be increased decreased by such utility company.

       (b) The electric current consumed by Tenant at the demised premises shall be determined by Tenant's meter. The electric current consumed by Tenant at the demised premises shall be measured by such meter. Any installation by Landlord of such a meter shall be performed at the expense of Tenant.

       (c) Payment of all amounts due hereunder from Tenant to Landlord for electric current, other than such amounts which are determined by metering, shall be made monthly in advance together with the rent due under this Lease. Payment of all amounts due hereunder from Tenant for electric current which are determined by metering shall be made by Tenant within thirty (30) days of the date of each bill submitted by Landlord to Tenant therefor. Landlord shall bill Tenant for all such amounts determined by meters not more often than monthly.

       (d)       (e)

       (f) Tenant shall provide and install, at Tenant's sole cost and expense, all lamps, tubes, bulbs, starters, ballasts, transformers and like items used or required in the demised premises.

       (g) Landlord shall not be liable to Tenant for any loss, damage or expense which Tenant may sustain if the quality or character of electric service furnished to the demised premises is changed, or if such service is no longer available or suitable for Tenant's requirements, or if the supply of electric current ceases or is interrupted or reduced as a result of any cause other than Landlord's negligence or willful default. At any time during the term hereof, Landlord may upon thirty (30) days prior written notice to Tenant discontinue furnishing electric current to the demised premises without thereby affecting this Lease in any manner or otherwise incurring any liability to Tenant and Landlord shall in such case no longer be obligated to furnish electric current to the demised premises. If Landlord shall give Tenant notice of such intention to cease furnishing electric current to the demised premises Tenant may contract for and receive such electric current directly from the utility company then serving the Building, and if Tenant does so, Landlord shall permit Tenant, at Tenant's sole cost, to use the portion of Landlord's electrical distribution system then serving the demised premises to bring electric current to the demised premises to the extent that such portion of such system is available, suitable and may be safely so used, consistent with concurrent and anticipated future use of the same, by Landlord and other tenants in the Building; provided however, that Tenant, at Tenant's cost and expense, shall furnish and install at such location in the Building as Landlord shall designals, and maintain and keep in repair, any necessary metering equipment used in connection with measuring Tenant's consumption of electric current so supplied directly to Tenant by such utility company and any necessary additional panel board, feeders, risers, wiring and other conductors and equipment which may be required to enable Tenant to obtain such electric current. Landlord shall supply electric current of not less than 65 amps at 13,200KV for Tenant's consumption. Tenant shall take the electric current from the main building service entry and install its own switches, transformer, panel, risers, feeders and other distribution equipment for Tenant's use. Tenant shall also have the right to install a diesel generator and fuel storage tanks in Tenant's space on the Track level for supplementary and/or emergency service to the Premises. Notwithstanding anything herein to the contrary, if the character or quality of electric service to the Premises is changed, altered, reduced or impaired so as to materially adversely affect Tenant's ability to conduct business from the Premises, or if electric service is interrupted for a period of thirty (30) days or more, Tenant shall have the following rights and remedies: (1) the right to terminate the Lease, without recourse, or (2) the right to abate the Base Rent, additional rent and other charges due hereunder in full until such time as the electric power to the Premises is fully restored.

24. DELETED

25.  (a) DELETED
     (b) When this Lease shall be terminated or when and as soon as the Term shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Demised Premises, for which this Lease shall be his sufficient warrant, whereupon, if Landlord so desires, a writ of Execution or of Possession may issue forthwith, without any prior writ or proceeding whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be terminated and the possession of the Demised Premises remain in or be restored to Tenant, Landlord shall have the right upon any subsequent termination or expiration of this Lease, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the Demised Premises.

26. OPTIONS TO EXTEND. Tenant is hereby granted three (3) consecutive five-year options to extend ("Options to Extend") this Lease under the terms, conditions, and provisions of this Lease, except that the monthly basic rent for each of the five-year extension terms shall be at then-current market rent. If Tenant intends to exercise any of its Options to Extend, Tenant shall give Landlord written notice of its election to exercise the applicable Option to Extend not less than six (6) months prior to the termination of the Original Term or the extended term, as applicable. If Tenant fails to exercise any Option to Extend the Original Term, the succeeding Option(s) to Extend shall terminate and be of no further force or effect.

                                   EXHIBIT B

                         WORK AGREEMENT AND ALLOWANCES


Reference is made to a certain Agreement of Lease dated December 15, 1999 (the "Lease") to which this Work Agreement and Allowances is attached. Definition of terms are set forth in the Lease.

Landlord shall, at Landlord's sole cost and expense, on or before the commencement date, do the following work ("Landlord's Work):

1. Deliver the premises demolished and broom-clean with all windows repaired or replaced, as necessary, to weathertight condition.

2. Construct a building standard demising wall and entrance doors. Entrance doors will be in a location acceptable to Tenant.

3.  Remove any asbestos from the premises.

At the time of delivery, the Premises and Building shall be in compliance with all applicable building and safety laws, rules and ordinances and the building electrical, mechanical and utility systems to be used by Tenant shall be in good working order and sufficient for Tenant's intended use. Tenant shall, at Tenant's sole cost and expense, have the right to perform alterations to the premises by selecting a general contractor, construction manager, subcontractor, architect and engineer of its choice, subject to Landlord's reasonable approval. Landlord shall not receive any profit or charge any supervisory fees for Tenant's alterations.

Prior to commencing any alterations, Tenant shall submit plans and specifications to Landlord for approval and, if Landlord fails to approve or disapprove within five (5) business days after submission, the same shall be deemed approved by Landlord. Landlord shall notify Tenant at the time of plan approval of all fixtures and equipment which must be removed at the end of the term.



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                                   EXHIBIT C

                             RULES AND REGULATIONS

Reference is made to a certain Agreement of Lease dated December 15, 1999, (the "Lease") to which these rules and regulations are attached. Definition of terms are set forth in the Lease.

The following rules and regulations have been formulated for the safety and well being of all tenants of the Building and to insure compliance with all municipal and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building in accordance with the Lease. Any continuing violation of these rules and regulations by Tenant, after notice from Landlord, shall be sufficient cause for termination of the Lease, at the option of Landlord.

Landlord may, upon request by any tenant, waive the compliance by such tenant to any of the foregoing rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent,
(ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to the Landlord, (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the rules and regulations unless such other tenant has received a similar waiver in writing from the Landlord, and (iv) any such waiver by Landlord shall not relieve Tenant from any obligation or liability of Tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of Tenant's failure to comply with any such rule or regulation.

  1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises and if the premises are situated on the ground floor of the Building, the tenant thereof shall, at said tenant's own expense, keep the sidewalks and curb directly in front of premises clean and free from ice and snow. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

  2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.



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3. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

5. There shall be no marking, painting, drilling into or in any way defacing the Building or any part of the premises visible from public areas of the Building. Tenant shall not construct, maintain, use or operate within the premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required for its communication system and approved prior to the installation thereof by Landlord. No such loud speaker or sound system shall be constructed, maintained, used or operated outside of the premises.

6. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the premises, and no cooking (except for hot-plate cooking by Tenant's employees for their own consumption, the location and equipment of which is first approved by Landlord) shall be done or permitted by any tenant on the premises. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the premises.

7. No tenant shall make any unseemingly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

8. No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the premises.

9. No additional locks or bolts of any kind shall be placed upon any of the doors, or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof. Tenant's key system shall be separate from that for the rest of the Building.

10. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations on the Lease.

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11. No tenant shall pay any employees on the premises, except those actually working for such tenant on the premises.

12. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or watchman on duty. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Friday, and at any hour, Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to Landlord for all acts or omissions of such persons.

13. The promises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purpose.

14. Each tenant, before closing and leaving the premises at any tine, shall see that all windows are closed and all lights turned off.

15. Landlord's employees shall not perform any work or do anything outside of the regular duties, unless under special instruction from the management of the Building. The requirements of tenants will be attended to only upon application to Landlord and any such special requirements shall be billed to Tenant (and paid with the next installment of rent due) at the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and Tenant.

16. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

17. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards and Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries of Tenant's to the Building.

18. Mats, trash or other objects shall not be placed in the public corridors.

19. Landlord does not maintain suite finishes which are nonstandard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs of items not maintained by Landlord arise, Landlord will arrange for the work to be done at Tenant's expense.

20. Drapes installed by Landlord for the use of Tenant or drapes installed by Tenant, which are visible from the exterior of the Building, must be cleaned by Tenant at least once a year, without notice, at Tenant's own expense.

21. The amount of liability insurance required to be maintained by Tenant pursuant to 11(b) of the lease is $500,000 for injury to one (1) person and $2 million for injury to a number of persons in a single occurrence and $100,000 for damage to property. Landlord may, from time to time require Tenant to increase its insurance coverage to an amount determined by Landlord to be satisfactory in Landlord's sole but reasonable

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judgment. All such insurance policies shall contain waiver of subrogation clauses.

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Landlord

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Tenant

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